UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

PARTS ID, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of principal executive offices, including zip code)

609-642-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 23, 2023, PARTS iD, Inc., a Delaware corporation (the “Company”) received a letter from the NYSE American (the “Exchange”) stating that the Company was not in compliance with Sections 1003(a)(i) and 1003(a)(ii), respectively, of the Exchange Company Guide. Sections 1003(a)(i) and 1003(a)(ii) of the Company Guide require an issuer to have (a) shareholders’ equity of $2.0 million or more if it has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years, and (b) shareholders’ equity of $4.0 million or more if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years, respectively. As previously disclosed, the Company submitted a plan of compliance (the “Plan”) to the Exchange on June 22, 2023 addressing how the Company intends to regain compliance with these requirements by November 23, 2024.

On August 8, 2023, the Company received a letter from the Exchange notifying the Company that the Plan was accepted.

The Exchange has granted the Company a plan period through November 23, 2024 to regain compliance with the continued listing standards. If the Company is not in compliance with the continued listing standards by that date or if the Company does not make progress consistent with the Plan during the plan period, the Exchange may commence delisting procedures.

The Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) will continue to be listed on the Exchange while it attempts to regain compliance with the continued listing standards noted, subject to the Company’s compliance with other continued listing requirements. The Common Stock will continue to trade under the symbol “ID” but will have an added designation of “.BC” to indicate that the Company is not in compliance with the Exchange’s continued listing standards.

Item 8.01 Other Events.

On August 14, 2023, in accordance with the Exchange’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of .S. Private Securities Litigation Reform Act of 1995. Words such as ““may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “confident,” “look forward,” “optimistic” and similar expressions and their variants, as they relate to us may identify forward-looking statements. Statements in this Current Report on Form 8-K regarding the achievement of the objectives provided in the Plan are forward-looking statements.

Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements include risks and uncertainties, including without limitation: the ongoing conflict between Ukraine and Russia has affected and may continue to affect our business; competition and our ability to counter competition, including changes to the algorithms of Google and other search engines and related impacts on our revenue and advertisement expenses; the impact of health epidemics, including the COVID-19 pandemic, on our business and the actions we may take in response thereto; disruptions in the supply chain and associated impacts on demand, product availability, order cancellations and cost of goods sold including inflation; difficulties in managing our international business operations, particularly in the Ukraine, including with respect to enforcing the terms of our agreements with our contractors and managing increasing costs of operations; changes in our strategy, future operations, financial position, estimated revenues and losses, product pricing, projected costs, prospects and plans; the outcome of actual or potential litigation, complaints, product liability claims, or regulatory proceedings, and the potential adverse publicity related thereto; our ability to meet the continued listing requirements of the NYSE American and to maintain the listing of our securities thereon; the implementation, market acceptance and success of our business model, expansion plans, opportunities and initiatives, including the market acceptance of our planned products and services; developments and projections relating to our competitors and industry; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; our ability to maintain and enforce intellectual property rights and ability to maintain technology leadership; our future capital requirements; our ability to raise capital and utilize sources of cash; our ability to obtain funding for our operations; changes in applicable laws or regulations; the effects of current and future U.S. and foreign trade policy and tariff actions; disruptions in the marketplace for online purchases of aftermarket auto parts; costs related to operating as a public company; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other factors discussed from time to time in our news releases, public statements and documents filed by us with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and we expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	PARTS iD, Inc. News Release dated August 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2023

PARTS ID, INC.

By:	/s/ Lev Peker
Name: Lev Peker
Title: Chief Executive Officer

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